EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Aramark (the “Company”) on Form 10-K for the fiscal year ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Eric J. Foss, Chairman, President and Chief Executive Officer of the Company, and Stephen P. Bramlage, Jr., Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on each of our knowledge:
(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 23, 2016

/s/ ERIC J. FOSS
Eric J. Foss
Chairman, President and Chief
Executive Officer

/s/ STEPHEN P. BRAMLAGE, JR.
Stephen P. Bramlage, Jr.
Executive Vice President and
Chief Financial Officer